UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 30, 2002
(Date of Earliest Event Reported)

Commission file number: 1-3203

CHESAPEAKE CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	54-0166880
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1021 East Cary Street
Richmond, Virginia	23219
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code: 804-697-1000

Not Applicable
(Former name, former address, and former fiscal year, if changed since last report)

Page 1 of 4 Pages.
Exhibit Index Appears on Page 4

ITEM 5. OTHER EVENTS

On July 30, 2002, Chesapeake Corporation ("Chesapeake") released information to be provided to investors and analysts at presentations to be held on August 6, 2002 through August 8, 2002. The presentations will include information on Chesapeake's business, its recent strategic transformation, markets, operating competencies, financial highlights, the financial outlook for 2002 and other business information. The slide package used by Chesapeake executives at this presentation is furnished herewith as Exhibit 99.1. The information in the presentation included financial results through June 30, 2002, and Chesapeake does not assume any obligation to update such information in the future.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

99.1

Slide presentation to be presented at investor meetings to be held on August 6, 2002 through August 8, 2002.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHESAPEAKE CORPORATION
(Registrant)

Date: August 1, 2002	BY:	/s/ Christine R. Vlahcevic
Christine R. Vlahcevic
Controller
(Principal Accounting Officer)

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1

Slide presentation to be presented at investor meetings to be held on August 6, 2002 through August 8, 2002.

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